UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 11, 2020
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

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SECTION 3 - SECURIIIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

Petroteq Energy Inc. (the "Company") has issued a US$500,000 principal amount secured convertible note (the "Note") to an arm's length lender. The Note is convertible into units of the Company at US$0.0562 per unit with each unit consisting of one common share of the Company and one warrant. Each warrant would entitle the holder thereof to acquire one common share of the Company at an exercise price of US$0.0562 per share until 60 months from the issuance of the Note. The Note and the securities issuable under the Note are and will be issued in reliance on the exclusion from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), provided by Rule 903 of Regulation S under the U.S. Securities Act.  Such securities will be issued as "restricted securities" as defined in Rule 144 under the U.S. Securities Act. In addition, the Note and the securities issuable under the Note are subject to a Canadian four-month hold period.

The proceeds of the Note offering will be used by the Company on its extraction technology in Asphalt Ridge, Utah, and for working capital.

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On November 11, 2020, the Company disseminated a news release which is reproduced below in its entirety.

PETROTEQ ENERGY ASSAY OF OIL SANDS SATURATION EXCEEDS EXPECTATIONS

Completed Assays Show 14-18% Oil Saturations by Weight

SHERMAN OAKS, California, November 11, 2020 -- Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE; OTC:PQEFF; FSE:PQCF), an integrated oil company focused on the development and implementation of its proprietary oil-extraction  technologies, today announced that assays of oil sands samples taken during a recent survey of the Petroteq lease properties have now been completed.

As reported on October 29, 2020, a recent survey of the Petroteq lease properties identified three key areas where the oil sands ore appeared to have higher oil saturations than what was previously mined. Samples were taken from each location and lab assays of the samples have now been completed. The areas sampled show very rich oil saturations ranging from 14 to 18 per cent by weight. Ore having an oil saturation of 14 per cent contains roughly 0.8 barrels of bitumen per ton of ore. The area from which the samples were taken is estimated to contain approximately 60-70,000 tons of mineable ore, which is expected to be sufficient to feed the Company's oil sands plant at Asphalt Ridge (the "POSP") for over three months at a production rate of 400-500 barrels per day. These areas will be the focus of mining efforts during the initial operation of the POSP following its pending restart.

Planning is underway for the Company to drill and core at six locations on the lease during November. This is expected to allow Petroteq's mining consultant to develop an expanded and detailed mining plan which will direct future mining operations for continued plant operations once the areas described above have been mined and processed.

George Stapleton, Petroteq COO, commented "We have so far been able to remain mostly on schedule and are still on track to begin starting up the POSP in late November. The assays of our oil sands samples exceeded expectations and have confirmed the areas where we will concentrate our initial mining efforts after the restart of the POSP. Because we will be able to extract more bitumen per ton of ore than our earlier estimates, we will need to mine less tonnage per barrel, thereby reducing our mining cost per barrel and, by extension, POSP operating expenses."

The Company also announces the issuance of a US$500,000 principal amount secured convertible note (the "Note") to an arm's length lender. The Note is convertible into units of the Company at US$0.0562 per unit with each unit consisting of one common share of the Company and one warrant. Each warrant would entitle the holder thereof to acquire one common share of the Company at an exercise price of US$0.0562 per share until 60 months from the issuance of the Note. The Note and the securities issuable under the Note are and will be issued in reliance on exemptions from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and applicable state securities laws, and will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act). In addition, the Note and the securities issuable under the Note are subject to a Canadian four-month hold period.

About Petroteq Energy Inc.

Petroteq is a clean technology company focused on the development, implementation and licensing of a patented, environmentally safe and sustainable technology for the extraction and reclamation of heavy oil and bitumen from oil sands and mineable oil deposits. Petroteq is currently focused on developing its oil sands resources at Asphalt Ridge and upgrading production capacity at its demonstration heavy oil extraction facility located near Vernal, Utah.

Petroteq believes that its technology can produce a relatively sweet heavy crude oil from deposits of oil sands at Asphalt Ridge without requiring the use of water, and therefore without generating wastewater which would otherwise require the use of other treatment or disposal facilities which could be harmful to the environment. Petroteq's process is intended to be a more environmentally friendly extraction technology that leaves clean residual sand that can be returned to the environment, without the use of tailings ponds or further remediation.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company are intended to identify forward-looking information, including: the estimation of tons of mineable ore; the ore being sufficient for the POSP for over three months; the POSP producing at 400-500 barrels per day; the Company's plan to drill and core at six locations during November; Petroteq's mining consultant developing an expanded and detailed mining plan; the ore being further mined and processed; and the POSP starting up again for production in late November. Readers are cautioned that there is no certainty that it will be commercially viable to produce any portion of the resources. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: the Company and its partners having the resources and services available to continue and complete work on its plant; equipment required to restart the plant being delivered on time; and the plant producing as expected. Material factors or assumptions were applied in providing forward-looking information. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward- looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

The securities referred to in this news release have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent U.S. registration or an applicable exemption from the U.S. registration requirements. This news release does not constitute an offer for sale of securities, nor a solicitation for offers to buy any securities. Any public offering of securities in the United States must be made by means of a prospectus containing detailed information about the company and management, as well as financial statements

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.
Alex Blyumkin
Executive Chairman
Tel: (800) 979-1897

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.
DATE: November 12, 2020	By: /s/ Alex Blyumkin Alex Blyumkin Executive Chairman

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